Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 2 to the 1933 Act Registration Statement (Form N-4 No. 333-181617) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 3 to the 1933 Act Registration Statement (Form N-4 No. 333-181617) and Amendment No. 235 to the 1940 Act Registration Statement (Form N-4 No. 811-08441), and to the use therein of our reports dated (a) April 2, 2013, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 5, 2013, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 6, 2013